Neutral Tandem, Inc.

Master Service Agreement	Confidential

EXHIBIT 10.32

This MASTER SERVICE AGREEMENT (the “Agreement”) is entered into on             , 2007, by and between Neutral Tandem, Inc. (together with its affiliates providing Services, “Carrier”), a Delaware corporation with its principal place of business located at 1 South Wacker Drive Suite 200, Chicago, IL 60606 and             , a              with its principal place of business located at              (together with its affiliates, “Customer”). For purposes of this Agreement, Carrier and Customer are referred to individually as a “Party” and collectively as the “Parties”. Customer is responsible for the usage of its affiliates.

Services

Carrier will provide transit and access services to Customer under this Agreement (“Services”). Carrier agrees to provide those Services set forth herein in accordance with these terms and conditions and any Service Order attached hereto. Customer acknowledges and agrees that the Services shall be offered by Carrier subject to: (i) compliance with all applicable laws and regulations; (ii) any applicable tariffs (“Tariff”); and (iii) any regulatory authorizations.

Term

The term of this Agreement shall be for one (1) year and will automatically renew for successive one year periods, unless terminated by written notice by either party no less than 30 days prior to the end of the initial term or any renewal term.

Rates

The initial rates provided to Customer are set forth in the applicable attached Service Order(s). As the parties agree to additional Service Orders to cover new states or new services, they will be attached hereto and incorporated herein.

Cancellation/Default

Carrier may, without notice, discontinue Service or cancel an application for services without any liability for any of the following reasons: (a) non-payment by Customer that is not corrected within 10 days’ of receiving written notice, or the failure to comply with any other material term or condition that is not corrected within 30 days’ of receiving written notice; (b) a violation by Customer of any law, rule or regulation of any governing authority having jurisdiction over this service; (c) prohibition against Carrier furnishing services by court or government authority having jurisdiction over this service; (d) for usage by customer beyond the credit limit, if any, and Customer fails to provide within 5 days of receipt of written notice a security deposit in an amount requested by Carrier in its sole discretion; (e) if Customer provides false or misleading credit information; or, (f) if Carrier determines that the Customer has manipulated, changed, or in anyway modified traffic line records, including the Calling Party Number (CPN) or Automatic Number Identification (ANI).

Payment and Billing

Customer shall make all payments due in United States Dollars within thirty calendar days of the date of Carrier’s invoice (“Due Date”). If any undisputed amount due under this Agreement is not received by the Due Date, in addition to its other remedies available hereunder, Carrier may in its sole discretion: (a) impose a late payment charge of the lower of 1.5% per month or the highest rate legally permissible (such late charge shall be payable upon demand by Carrier); and/or (b) require the delivery of a security deposit, as a condition of the continued availability of the Services. Customer hereby authorizes Carrier to make any investigations of credit worthiness of Customer that Carrier deems necessary. The charges set forth in any Service Order do not include any taxes or governmental charges. Customer will pay all these additional amounts, except to the extent a valid exemption certificate is provided to Carrier.

Customer Obligations

Customer agrees that it will: (a) not wholesale Carrier service in any manner without prior written consent; (b) allow Carrier to share necessary Customer information with other customers for the sole purpose of providing Service; (c) use Carrier service in accordance with all applicable laws and regulations; (d) accept terminating traffic from Carrier within 30 days of notice from Carrier that the connection with Carrier is operational ; (e) add additional facilities to sufficiently trunk the network for traffic volumes; (f) terminate only authorized Services, as defined in Carrier Tariffs, and shall not terminate non-authorized traffic to Carrier, including, but not limited to: 911, 411, 976, 311, 611, 500, 950, 700, Directory Assistance, 0+ local, or any other call type listed in the Tariff; and, (g) not change, manipulate, or in any way modify traffic line records, including the CPNI or ANI) and that it will pay the highest tariff rate if determined by Carrier if such has occurred.

Customer will indemnify Carrier against any and all charges levied by any third party telecommunications provider, including any termination charges related to Customer traffic and any attorney’s fees and expenses. Customer and Carrier will bill their respective portions of the charges directly to originating providers, and neither the Customer nor Carrier will be required to function as a billing intermediary, e.g. clearinghouse. Customer agrees not to charge Carrier for interconnection associated with this service, including port cost, termination charges, access charges or installation fees, or for any third-party originated or terminated traffic sent between Customer and Carrier.

Customer agrees to keep this Agreement together with any Service Orders confidential and not to disclose the pricing or other terms to any third party.

Disputes

If notice of a dispute as to charges is not received in writing, by Carrier, within sixty (60) days after the date of invoice, such invoice shall be deemed to be correct and binding upon Customer. If Customer disputes and does not pay any portion of a Carrier invoice, Customer must timely pay the undisputed portion of the invoice and submit a written claim for the disputed amount by the Due Date.

Changes

No changes or modification to these terms and conditions shall be effective unless agreed to by a duly authorized officer of Carrier either by initials or by proper amendment.

DISCLAIMER OF LIABILITY.

NEITHER PARTY, NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR ASSIGNS, SHALL BE LIABLE TO THE OTHER OR ANY THIRD PARTY, INCLUDING THEIR OWN CUSTOMERS OR END USERS, FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR OTHER INDIRECT DAMAGES,

Neutral Tandem, Inc.

Master Service Agreement	Confidential

INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOSS OF BUSINESS OR ANY OTHER PECUNIARY LOSS, ARISING IN ANY WAY OUT OF OR UNDER THIS AGREEMENT, WHETHER IN TORT, CONTRACT OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

DISCLAIMER OF WARRANTIES. CARRIER MAKES NO WARRANTY TO CUSTOMER, OR TO ITS OWN CUSTOMERS, END USERS, OR ANY OTHER PERSON, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, LACK OF VIRUSES, ACCURACY OR COMPLETENESS OF RESPONSES OR RESULTS, TITLE, NONINFRINGEMENT, QUIET ENJOYMENT OR QUIET POSSESSION AND ANYTHING PROVIDED OR USED UNDER, OR AS A RESULT OF, THIS AGREEMENT.

Independent Contractor

The Parties are separate and independent legal entities, and independent contractors as to each other. Nothing contained in this Agreement shall be deemed to constitute either Party an agent, representative, partner, joint venturer or employee of the other Party for any purpose.

Assignment

Neither Party may assign or otherwise transfer all or a portion of its rights or obligations under this Agreement without prior written consent of the other Party, which consent shall not be unreasonably conditioned, withheld or delayed, except that either Party may assign this Agreement without consent to any affiliate or any party acquiring substantially all the assets of the Party. Notwithstanding the foregoing, Customer’s attempted assignment to an affiliate or a purchaser will be void if such party is not creditworthy.

Notice

All notices required under this Agreement shall be given in writing and either hand delivered or delivered by a nationally recognized overnight courier, postage paid, to the addresses set forth:

Neutral Tandem, Inc.
1 South Wacker Drive, Suite 200
Chicago, IL 60606
Attn: Legal Department

Customer Name
Address 1
Address 2
Attn: Legal Department

Notices will be deemed received on the date of hand delivery or one day after being deposited with a nationally recognized overnight courier, postage paid.

Miscellaneous

If any provision of this Agreement is invalid or unenforceable under applicable law, that provision shall be ineffective only to the extent of such invalidity, without affecting the remaining parts of the provision or the remaining provisions of this Agreement. The Parties agree to negotiate any such invalid or unenforceable provision to the extent necessary to render such part valid and enforceable. If Carrier makes any changes to the Tariff that affects Customer in a material and adverse manner, Customer, as its sole remedy, may discontinue the affected Service without liability by providing Carrier with written notice of discontinuance within sixty (60) days of such change and by paying all charges incurred up to the time of Service discontinuance. The Parties agree that this Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of New York without regard to choice of law principles. The Tariff is available at: www.neutraltandem.com. The failure of either party to give notice of default or to enforce or insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of the default or of any term or condition of this Agreement. This Agreement comprises the complete and exclusive statement of the agreement of the parties and supersedes all previous statements, representations, and agreements, oral or written, concerning the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed this Master Service Agreement as of the day, month, and year last set forth below.

Neutral Tandem, Inc.:

Signature

Name

Title

Date

Customer:

Signature

Name

Title

Date

2